UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2019

AQUANTIA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38270	20-1199709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 E. Tasman Drive Suite 100 San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 228-8300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. X

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	AQ	New York Stock Exchange

Item 8.01.	Other Events.

On May 7, 2019, Aquantia Corp. (“Aquantia”) sent the attached frequently asked questions (the “FAQ”) to Aquantia’s employees in connection with the announcement of the proposed acquisition of Aquantia by Marvell Technology Group Ltd., a Bermuda exempted company (“Marvell”). The FAQ was first used or made available on May 7, 2019. A copy of the FAQ is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Marvell and Aquantia, including statements regarding the benefits of the transaction and the anticipated timing of the transaction and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Aquantia and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Aquantia’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Aquantia or Marvell and potential difficulties in Aquantia employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Aquantia’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Marvell or against Aquantia related to the merger agreement or the transaction, (viii) the ability of Marvell to successfully integrate Aquantia’s operations and product lines, (ix) the ability of Marvell to implement its plans, forecasts, and other expectations with respect to Aquantia’s business after the completion of the proposed merger and realize the anticipated synergies and cost savings in the time frame anticipated or at all, (x) the risk of downturns in the highly cyclical semiconductor industry, and (xi) our failure to achieve expected revenues and forecasted demand from customers. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Marvell and Aquantia described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Marvell and Aquantia assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Marvell nor Aquantia gives any assurance that either Marvell or Aquantia will achieve its expectations.

Additional Information and Where to Find It.

In connection with the proposed transaction, Aquantia will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Aquantia stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on the Aquantia’s website at www.aquantia.com or by contacting Aquantia Investor Relations at (650) 815-1239.

Participants in the Solicitation

Aquantia and Marvell and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Aquantia stockholders in connection with the proposed transaction. Information about Aquantia’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. Information about Marvell’s directors and executive officers is set forth in Marvell’s proxy statement for its 2018 Annual Meeting of Shareholders filed with the SEC on May 17, 2018, Item 5.02 of its Current Report on Form 8-K filed on July 6, 2018 and its Annual Report on Form 10-K for the year ended February 2, 2019, filed on March 28, 2019. These documents are available free of charge at the SEC’s web site at www.sec.gov and by going to Aquantia’s Investor Relations page on its corporate web site at www.Aquantia.com or by going to Marvell’s Investor Relations page on its corporate web site at www.marvell.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Employee FAQ, dated May 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUANTIA CORP.

Date: May 7, 2019	By:	/s/ Faraj Aalaei
Faraj Aalaei
President and Chief Executive Officer